UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Vringo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VRINGO, INC.
44 W. 28th Street, Suite 1414
New York, New York 10001

November 15, 2011

Dear Stockholders:

You are cordially invited to attend the Special Meeting of stockholders of Vringo, Inc. We will hold the meeting on Thursday, December 1, 2011, at the law offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, at 10:00 a.m., local time. At the Special Meeting, the stockholders will be asked to approve the issuance of shares of our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our financing transaction under the rules and regulations of the NYSE Amex.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

We hope you will be able to attend the special meeting. Whether or not you plan to attend the special meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Vringo.

Sincerely,

Jonathan Medved
Chief Executive Officer and Director

VRINGO, INC.
44 W. 28th Street, Suite 1414
New York, New York 10001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2011

To our Stockholders:

Notice is hereby given that a special meeting of the stockholders of Vringo, Inc. will be held on Thursday, December 1, 2011, at the law offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, at 10:00 a.m., local time. At the special meeting or any postponement, adjournment or delay thereof (the “Special Meeting”), you will be asked to consider and vote upon the following proposals:

1.
to approve the issuance of shares of our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our financing transaction under the rules and regulations of the NYSE Amex (the “Financing”);

2.
to approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approveProposal 1; and

3.	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Special Meeting.

The affirmative vote of holders of at least a majority of the shares of our common stock present in person or represented by proxy is required to approve the Financing. Approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the votes cast favoring the action to exceed the votes cast opposing the action.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FINANCING AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

Jonathan Medved
President, Chief Executive Officer and Director

This Notice of Special Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about November 15, 2011.

Important Notice Regarding the Availability of Proxy Materials for the
Vringo, Inc. Special Meeting of Stockholders to be Held on December 1, 2011

The Proxy Statement and our form of proxy card are available on the Internet at https://materials.proxyvote.com/92911N.

VRINGO, INC.
TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Special Meeting	1

Proposal No. 1: Approval of the Issuance of Common Stock in Excess of 19.99% of our Outstanding Common Stock in Connection with our Financing Transaction Under the Rules and Regulations of the NYSE Amex	5
Background of Proposal	5
Description of the Notes	6
Reason for Request for Stockholder Approval	6
Effect of Approval of this Proposal on Current Stockholders	7
Consequences of Failure to Receive Stockholder Approval	7
Vote Required and Recommendation of the Board	8

Proposal No. 2: Approval of the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies	9
Vote Required and Recommendation of the Board	9

Security Ownership of Certain Beneficial Owners and Management	10

Transaction of Other Business	11

Stockholder Proposals	11

Proxy Solicitation	11

Delivery of Proxy Materials to Households	11

Where You Can Find Additional Information	11

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of Vringo, Inc. (the “Board”) in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the law offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, on Thursday, December 1, 2011, at 10:00 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Special Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about November 15, 2011.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Vringo,” “we,” “our,” “us” and “the Company” to refer to Vringo, Inc.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote atthe Special Meeting because you were a stockholder at the close of business on October 3, 2011, the record date, and are entitled to vote at the Special Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us at the following address to request an additional copy of these materials:

Vringo, Inc.
44 W. 28th Street, Suite 1414
New York, New York 10001
Attention: Corporate Secretary

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & TrustCompany, LLC, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, we sent this Proxy Statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Q:	What am I voting on at the Special Meeting?

A:	You are voting on the following proposals:

•
to approve the issuance of shares of our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our financing transaction under the rules and regulations of the NYSE Amex (the “Financing”);

•
to approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1; and

•	to consider such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the approval of the Financing and “FOR” the adjournment, if necessary, of the Special Meeting to solicit additional proxies in favor of Proposal 1.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
By telephone or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer telephone and Internet voting, availability and specific procedures vary.

•
In person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Special Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	sending written notice of revocation to the Corporate Secretary of Vringo;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Special Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Special Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the approval of the issuance of shares in connection with the Financing and “FOR” the adjournment, if necessary, of the Special Meeting to solicit additional proxies in favor of Proposal 1.

Q:	Can my broker vote my shares for me on the proposals?

A:	No. Brokers may not use discretionary authority to vote shares on the proposals if they have not received instructions from their clients. Please vote your proxy so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?

A:
If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted. If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on the proposals.

Q:	What are the voting requirements to approve each of the proposals?

A:
The affirmative vote of holders of at least a majority of the shares of the common stock present in person or represented by proxy is required to approve the issuance of shares of common stock in connection with the Financing. Approval of the proposal to adjourn the Special Meeting to solicit additional proxies requires the votes cast favoring the action to exceed the votes cast opposing the action.

With respect to the proposal to approve the issuance of shares of common stock in connection with the Financing, abstaining will not have any effect on the outcome of the proposal.  With respect to the proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies, if you abstain from voting on the proposal, fail to cast your vote in person or by proxy or if you hold your shares in “street name” and fail to give voting instructions to your broker or other nominee on how to vote your shares, it will not have any effect on the outcome of the vote on that proposal.

Q:	How many votes do I have?

A:
If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of October 3, 2011, the record date, there were 6,163,196 shares of common stock outstanding.

Q:	What happens if additional matters are presented at the Special Meeting?

A:
Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Jonathan Medved and Andrew Perlman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Special Meeting, either in person or by proxy, totaling 3,081,599 shares. Abstentions are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Special Meeting?

A:
You are entitled to attend the Special Meeting only if you were a stockholder of Vringo as of the close of business on October 3, 2011 or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 3, 2011, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly on December 1, 2011, at the law offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Special Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Special Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Special Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vringo or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K within four business days after the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:
Vringo is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders. We may retain a proxy solicitor to assist in the solicitation of proxies, for which we would pay usual and customary fees.

Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (718) 921-8210

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote or revoke your proxy, please contact us at:

Vringo, Inc.
44 W. 28th Street, Suite 1414
New York, New York 10001
Attention: Corporate Secretary
Telephone: (646) 525-4319

PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF COMMON STOCK IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK IN CONNECTION WITH OUR FINANCING TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX

We are seeking approval of the issuance of securities in excess of 19.99% of our outstanding common stock in connection with the transactions described below, for purposes of Section 713 of the NYSE Amex Company Guide (the “Share Limitation”).

This proposal relates to the issuance of our shares of common stock in connection with a private placement with selected accredited investors (the “Financing”). We intend to raise up to $4,000,000 in the Financing (or up to $4,450,000 including over-allotments), including the automatic conversion of promissory notes in the aggregate amount of $2,500,000 held by several accredited investors (the “Notes”) into shares of our common stock (the “Conversion”) and up to $1,500,000 (or up to $1,950,000 with the over-allotment), in connection with the offering of shares of our common stock for cash (the “Stock Offering”).  Until we receive stockholder approval for this proposal, we are not permitted to exceed the Share Limitation.  If the stockholders approve this Proposal 1, the Notes will automatically convert into a minimum of 2,516,103 shares of common stock (subject to adjustment based on the final offering price of the Stock Offering) and we will consummate the Stock Offering and issue the number of shares purchased thereunder. If stockholders do not approve this Proposal 1, the Notes will not be automatically converted and we will be required to repay the $2,500,000 of principal and approximately $13,500 of accrued interest on the Notes by January 1, 2012. In addition, we will not consummate the Stock Offering.

Background of Proposal

In the beginning of 2011, our management and our board of directors recognized our need for additional working capital to fund, among other things, product development and sales and marketing expansion. Accordingly, we considered various financing alternatives. Due to the trading price of our common stock, our negotiations with various merger partners, our immediate need for funding, the state of the capital markets for similarly situated companies and to comply with listing rules of the NYSE Amex, our management and our board of directors determined that the best alternative was an immediate raise of $2.5 million through a private placement of our promissory notes convertible into shares of our common stock to be followed by an offering of common stock.  To encourage potential investors to purchase the Notes, we agreed that the Notes will automatically convert into the securities issued in the Stock Offering at the lower of: (a) a 10% discount to the offering price of the Stock Offering and (b) the original conversion price of the Notes. Thereafter, our senior management met in person or held telephonic conference calls with potential investors to discuss the proposed private placement.

Due to the state of the capital markets at the time and our pressing capital needs, our management determined that seeking stockholder approval of the Note Offering prior to closing such offering was not in the best interests of our company and our stockholders. Therefore, we incorporated provisions in the transaction documents that would prevent the Conversion without the approval of our stockholders. These provisions were needed to comply with Section 713 of the NYSE Amex Company Guide due to the total amount of securities we were seeking to place. Due to these restrictions, we agreed in the transaction documents to solicit stockholder approval to allow the Conversion. After extensive discussion of the terms and conditions of the proposed private placement of convertible promissory notes among the members of our board of directors and with our senior management and advisors, our board of directors approved the private placement on the foregoing terms.

In July 2011, we entered into Securities Purchase Agreements (collectively, the “Purchase Agreement”) with selected accredited investors (the “Purchasers”) to sell and issue the Notes in the aggregate principal amount of $2,500,000 (the “Note Offering”). A summary of the terms of the Notes is set forth below. In connection with the Note Offering, we agreed to solicit stockholder approval of the Conversion of the Notes before consummating a new financing.

In October 2011, we commenced the Stock Offering, pursuant to which we intend to enter into subscription agreements (the “Subscription Agreements”) with selected accredited investors to purchase shares of our common stock at an offering price equal to 80% of the lower of (i) the closing price of our common stock upon the termination date of the Stock Offering and (ii) the 30-day volume-weighted average price (VWAP) of our common stock ending on the termination date of the Stock Offering. We expect to raise between $500,000 and $1,500,000 (or up to $1,950,000 with the over-allotment) in the Stock Offering. The subscription funds for the Stock Offering will remain in an escrow account, pending stockholder approval of this Proposal 1, at which time the subscription funds will be released to us. In the event stockholders fail to approve this Proposal 1, the funds will be returned to their owners. We have agreed to file a registration statement with the SEC, within 30 days of obtaining stockholder approval of this Proposal 1, to register for resale all of the shares issued in the Stock Offering. The termination date of the Stock Offering is November 15, 2011, which and may be extended for an additional forty-five days in our sole discretion, without notice to investors.

The Financing was made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder.  The shares of common stock issuable pursuant to the Subscription Agreements and upon the conversion of the Notes, will be “restricted securities” as that term is defined by Rule 144 under the Securities Act, until such time as such shares are registered for resale under the Securities Act.

Description of the Notes

The Notes mature on January 1, 2012 (the “Maturity Date”) unless earlier converted and bear interest at a rate of 1.25% per annum.  Interest on the Notes is due on the Maturity Date unless earlier converted. Our obligations under the Notes are secured by a security interest in all of our assets, including a pledge over the shares of our wholly-owned subsidiary, pursuant to a Security Agreement we entered with the Purchasers in connection with the Purchase Agreement.

The Notes are convertible into shares of our common stock at a conversion price equal to the lower of (i) the closing price of our common stock on the announcement date of the Note Offering, (ii) the closing price of our common stock on the closing date of the Note Offering and (iii) a ten percent (10%) discount to the price at which the securities are sold in the Stock Offering. The conversion price is subject to adjustment for stock splits, stock dividends, combinations, mergers, consolidations, sales of all or substantially all assets, or reclassifications.

Upon the consummation of the Stock Offering, the Notes and any accrued interest will automatically convert into the same securities and contain the same terms (other than the conversion price, which is set forth above) as in the Stock Offering. In addition, the holders of the Notes may voluntarily convert the Notes and any accrued interest into shares of our common stock at any time at a conversion price equal to the lower of (i) and (ii) above.  Holders of the Notes may not voluntarily convert their Notes prior to our obtaining stockholder approval of the Note Offering without the consent of holders of a majority of the principal amount of the Notes. As of the date of this proxy statement, we have not received any requests for voluntary conversion of the Notes. In any event, absent stockholder approval of the Note Offering, we may not issue shares of common stock upon conversion of the Notes in excess of 19.99% of our outstanding shares on the closing date of the Note Offering.

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, we will not pay any dividends or distributions, permit any liens on our property or assets or enter into merger or acquisition or sell all or substantially all of its assets, subject to certain exceptions. Events of default under the Notes include, among others, payment defaults, transfer of a substantial portion of our assets and certain bankruptcy-type events involving us or any subsidiary.  Upon an event of default, all obligations under the Notes will become due and payable and the interest rate will increase to 4.25%.

Reason for Request for Stockholder Approval

On July 21, 2011 and immediately prior to the consummation of the Purchase Agreement, we had 6,122,613 shares of common stock issued and outstanding, which under Section 713 of the NYSE Amex Company Guide would prohibit us from issuing more than 1,223,910 shares of common stock without stockholder approval. Stockholder approval was not sought in advance of entering into the Purchase Agreement due to the fact that such approval was not required pursuant to Section 713 of the NYSE Amex Company Guide rules and regulations and would have unnecessarily delayed the execution of the transaction documents and our receipt of the proceeds from the Note Offering.

If approved by our stockholders, our issuance of the shares of common stock in connection with the Conversion and the consummation of the Stock Offering will result in the issuance of common stock in excess of 19.99% of our common stock outstanding immediately before we entered into the Purchase Agreement.  In addition, these shares of common stock may be issued by us at a price less than the greater of book or market value.  Accordingly, we are seeking stockholder approval of this proposal in order to ensure compliance with Section 713 of the NYSE Amex Company Guide.

Effect of Approval of this Proposal on Current Stockholders

If we receive stockholder approval of this Proposal 1, and if we were to issue shares of our common stock in excess of the Share Limitation pursuant to the Notes and the Subscription Agreements, such issuances will have a dilutive effect on each of our existing stockholder’s percentage voting power.  Such issuances could also have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control.

Furthermore, such issuances will trigger anti-dilution provisions in certain of our outstanding warrants, which will decrease the exercise price of these warrants to the conversion price of the Notes and require that we increase the number of shares issuable under certain of the warrants. Specifically, the exercise prices of our outstanding warrants to purchase 864,332 shares of common stock at an exercise price of $2.75 per share (the “Bridge Warrants”) and warrants to purchase 1,728,664 shares of common stock at an exercise price of $5.06 per share will be reduced to the conversion price of the Notes. In addition, we will be required to issue additional Bridge Warrants to purchase approximately 1.5 million shares (assuming a $1.38 share price for our common stock) at the reduced exercise price. In addition, the issuances will have a dilutive impact on our earnings per share in future periods and a resulting decline in the market price of our common stock.

The following table sets forth the number of shares of common stock that will be issued upon the Conversion and the closing of the Stock Offering assuming we raise $500,000, based on various potential closing prices of our common stock on the termination date of the Stock Offering:

Price Per Share of Common Stock	Shares Issuable upon Conversion of the Notes	Shares Issuable upon Closing of Stock Offering	Total Shares Issuable in Financing
$1.60	2,170,139	390,625	2,560,764
$1.50	2,314,815	416,667	2,731,481
$1.38	2,516,103	452,899	2,969,002
$1.20	2,893,519	520,833	3,414,352
$1.10	3,156,566	568,182	3,724,747

On November 14, 2011, the closing sale price of our common stock on the NYSE Amex was $1.38 per share.

Consequences of Failure to Receive Stockholder Approval

Stockholder approval is required to enable us to issue more than 1,223,910 shares of our common stock pursuant to the Notes and the Stock Offering. With respect to the Notes, our inability to issue more than 1,223,910 shares may require us to utilize our cash to repay the $2,500,000 of principal and approximately $13,500 of accrued interest due under the Note by January 1, 2012, which would reduce the amount of cash available to us to operate our business. We do not currently have sufficient funds in cash to repay the Notes. In addition, we will not be able to consummate the Stock Offering and will be required to return all subscription funds deposited by investors. In such an event, we will be required to raise additional capital, which would likely result in further dilution to our stockholders. There can be no assurance that we would be successful in raising additional capital, or securing financing if needed or on terms satisfactory to us. In addition, it is likely that we will need stockholder approval to approve any such future financing. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition.

Vote Required and Recommendation of the Board

Approval of the issuance of securities in excess of 19.99% of our outstanding common stock in connection with the Financing requires the affirmative vote of a majority of the shares of the common stock present in person or represented by proxy cast at the Special Meeting.

The Board unanimously recommends a vote “FOR” Proposal 1.  Proxies received by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL 2:  APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

We may ask our stockholders to vote on a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve Proposal 1.  We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal 1.  If our stockholders approve this proposal, we may adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from our stockholders who have previously voted against Proposal 1.

Vote Required and Recommendation of the Board

Approval of the proposal to adjourn the Special Meeting to solicit additional proxies requires the votes cast favoring the action to exceed the votes cast opposing the action.

The Board of Directors unanimously recommends a vote “FOR” this Proposal 2.   Proxies received by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on October 3, 2011 by:

•	each person or group who beneficially owns more than 5% of our common stock;

•	each of our directors and officers; and

•	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired within sixty days from October 3, 2011, as a result of the exercise of options and warrants. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable or exercisable within sixty days of October 3, 2011, have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

The percentage of ownership for each holder is based on 6,163,196 shares of common stock outstanding on October 3, 2011, plus any presently exercisable stock options and warrants held by each such holder, and options and warrants held by each such holder that will become exercisable within sixty days after October 3, 2011.

Name and Address (1)	Number of Shares Beneficially Owned (2) (3)	Percentage of Common Stock Beneficially Owned (4)

Five percent or more beneficial owners:
Iroquois Master Fund Ltd. 641 Lexington Avenue, 26th Floor New York, NY 10022	1,217,907	18.9%

Directors and named executive officers:
Jonathan Medved	477,021	7.5%
Seth M. Siegel	300,978	4.7%
Andrew Perlman	172,501	2.7%
John Engelman	89,977	1.4%
Edo Segal	59,971	1.0%
Ellen Cohl	35,500	*
Philip Serlin	13,438	*
Geoffrey Skolnik	0	*

All current directors and officers as a group (8 individuals)	1,149,386	18.2%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of the individuals is c/o Vringo (Israel) Ltd., BIG Center, 1 Yigal Allon Blvd., Bet Shemesh 99062, Israel.
(2)	Assumes the full exercise of all options and warrants held by the principal stockholders that are exercisable within 60 days of October 3, 2011.
(3)	All ownership is direct beneficial ownership, except for 19,165 shares held in a trust controlled by Seth Siegel.
(4)	Percentage of common stock excludes the exercise of all options and warrants held by the holder that are not exercisable within 60 days.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the Board of Directors knows of no other business that will be conducted at the Special Meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholder proposals, including Director nominations, intended for inclusion in our proxy statement for its 2012 Special Meeting (expected to be held on or about June 14, 2012) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us or before January 25, 2012 so that they may be considered by the Company for inclusion in its proxy statement relating to that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may retain a proxy solicitor to assist in the solicitation of proxies, for which we would pay usual and customary fees.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Special Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact our transfer agent: American Stock Transfer & Trust Company, LLC, by calling 1-800-937-5449, or by forwarding a written request addressed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. Promptly upon request, a separate copy of this Proxy Statement will be sent. By contacting American Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Vringo, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we filed separately with the SEC. You should consider the incorporated information as if we reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.

We incorporate by reference into this proxy statement the following financial statements and other information (SEC File No. 001-34785), which contain important information about us and our business and financial results:

▪
the financial statements, management’s discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and market risk disclosures contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (filed on March 31, 2011); and

▪
the financial statements and management’s discussion and analysis of financial condition and results of operations disclosures contained in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 (filed on May 16, 2011), June 30, 2011 (filed on August 15, 2011 and as amended on September 7, 2011) and September 30, 2011 (filed on November 14, 2011).

We may file additional documents with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this proxy statement and before the Special Meeting. The SEC allows us to incorporate by reference into this proxy statement such documents. You should consider any statement contained in this proxy statement (or in a document incorporated into this proxy statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement.

We will furnish without charge to you, on written or oral request, a copy of any or all of the documents incorporated by reference, including exhibits to these documents. You should direct any requests for documents to Secretary, Vringo, Inc., 44 W. 28th Street, New York, New York 10001 or call (646) 525-4319. You may also access these filings at our web site under the investor link at http://ir.vringo.com.

This proxy statement and other reports and information we file with the SEC can be inspected at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington D.C. 20549. Copies of such materials, including copies of all or any portion of the proxy statement, can be obtained from the Public Reference Room of the SEC at prescribed rates. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC’s home page on the Internet (www.sec.gov).

By order of the Board of Directors

/s/ Jonathan Medved

Jonathan Medved
Chief Executive Officer and Director

VRINGO, INC. 44 W. 28TH STREET, SUITE 1414 NEW YORK, NY 1001
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

1. To approve the issuance of shares of common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our financing transaction under the rules and regulations of the NYSE Amex.	For ☐	Against ☐	Abstain ☐

2. To approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.	For ☐	Against ☐	Abstain ☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com.

VRINGO, INC.
Special Meeting of Stockholders
December 1, 2011 10:00 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF VRINGO, INC.

The undersigned stockholder of Vringo, Inc., a Delaware corporation (the “Company”), hereby appoints Jonathan Medved and Andrew Perlman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Special Meeting of Stockholders of the Company to be held December 1, 2011, at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, NY 10017, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Special Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ISSUANCE OF THE COMMON STOCK  IN CONNECTION WITH OUR FINANCING TRANSACTION UNDER PROPOSAL 1, “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side